Exhibit 99.1

DeVry Inc. Announces Changes to Board of Directors

Dennis Keller and Frederick Krehbiel Announce Intent to Retire From Board;

Keller to Become Director Emeritus at the November 13 Annual Meeting

Harold Shapiro Elected Board Chair Effective at the November 13 Annual Meeting

Lisa Pickrum Nominated to Fill Board Vacancy

OAKBROOK TERRACE, Ill.--(BUSINESS WIRE)--DeVry Inc. (NYSE:DV), a global provider of educational services, today announced several changes to its board of directors that will take effect at the company’s November 13, 2008, annual meeting of stockholders. Dennis J. Keller, co-founder of DeVry Inc. and board chair since 1973, and Frederick A. Krehbiel, a board member since 1996, have notified the board that they do not intend to stand for re-election upon expiration of their current terms. The board has elected Harold T. Shapiro, Ph.D., board chair, to become effective at the annual meeting, at which time Keller will be named director emeritus. The board also announced it has nominated Lisa Pickrum to fill one of the Class II vacancies created by the departures of Keller and Krehbiel, and will recommend that stockholders elect her to DeVry’s board at the annual meeting. The other vacancy will not be filled, and the size of the board will be reduced from thirteen to twelve directors on the annual meeting date.

"I am honored to succeed Dennis Keller as board chair of DeVry and look forward to working with my fellow directors to execute the organization’s long-term growth strategies to deliver high quality educational services and enhance value for stockholders," said Shapiro. “On behalf of the entire board, I thank Dennis and Fred for the exceptional contributions they have made to DeVry over the years.”

Keller stated, "Dr. Shapiro, who has been a director of DeVry Inc. since 2001, is an excellent choice to serve as board chair. Having served as president of the University of Michigan, a leading publicly-funded university, and Princeton University, a leading privately-funded higher education institution, he will bring extraordinary knowledge and talent to the work of board chair of DeVry Inc., a leading market-funded educational organization. I am very proud of DeVry’s performance and accomplishments in establishing itself as a leader in education, and it has been my privilege to serve as board chair for the past 35 years. I look forward to continuing to support the organization and its educational mission as an emeritus director."

Shapiro added, “We are delighted that Ms. Pickrum has agreed to be nominated to DeVry’s board of directors, and we are confident that her industry knowledge and perspective will make her a valuable addition.”

Important Additional Information to Be Filed with the Securities and Exchange Commission

DeVry Inc. plans to file with the Securities and Exchange Commission a definitive proxy statement with a proxy card for the election of directors nominated by the board of directors. DEVRY INC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

DeVry Inc., its directors and named executive officers may be deemed to be participants in the solicitation of DeVry Inc.'s security holders in connection with its 2008 annual meeting of stockholders, which will be held on November 13, 2008. Security holders of DeVry Inc. may obtain information regarding the names, affiliations and interests of such individuals in DeVry Inc.'s Form 10-K for the fiscal year ending June 30, 2007 and filed with the Securities and Exchange Commission on August 24, 2007 and in DeVry Inc.’s definitive proxy statement that was filed with the Securities and Exchange Commission on October 5, 2007. Security holders of DeVry Inc. may also obtain additional information regarding the names, affiliations and interests of such participants by reading the definitive proxy statement in connection with DeVry Inc.’s 2008 annual meeting of stockholders when it becomes available.

Investors and security holders will be able to obtain without charge copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission by DeVry Inc. through the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission can also be obtained without charge by contacting Joan Bates, c/o DeVry Inc., One Tower Lane, Oakbrook Terrace, IL 60181, or you can contact us by phone at 630-574-1949, or email at jbates@devry.com.

About Dennis J. Keller

Dennis J. Keller co-founded Keller Graduate School of Management in 1973. Prior to that, he worked for the Communications Division of Motorola Inc. and the Education Group of the Bell & Howell Company. In 1987, Keller Graduate School acquired from Bell & Howell the assets of the DeVry Institutes of Technology. Renamed DeVry Inc., the combined company completed an initial public offering in 1991. Through DeVry University (which includes Keller Graduate School of Management), Advanced Academics, Ross University, Chamberlain College of Nursing, and Becker Professional Review, DeVry Inc. serves more than 100,000 students in 30 countries with programs leading to professional certifications, associate, baccalaureate and master's degrees, and doctor of medicine and doctor of veterinary medicine degrees.

Keller is a member of the Boards of Trustees of the University of Chicago and Princeton University. He is the immediate past Chairman of the Graduate School of Business Council for the University of Chicago, and Co-Chairman of Princeton University's School of Engineering and Applied Sciences Leadership Council.

He is a director of Nicor Inc., Chairman of the Board of Trustees of the African Wildlife Foundation, Vice Chairman of the Chicago Zoological Society at Brookfield Zoo, and a trustee of the Mpala Wildlife Foundation. He also serves as a trustee of the U.S. Ski and Snowboard Team Foundation. Keller was a consultant-evaluator for the Higher Learning Commission of the North Central Association of Colleges and Schools for more than ten years, and on two occasions an Executive in Residence co-teaching an economics course at Colorado College.

In 1963, Keller received his undergraduate degree in economics from Princeton University, where he was a National Merit Scholar. His master's degree in business administration was received in 1968 from the University of Chicago, where he was a Graduate School of Business Fellow.

Keller, a resident of Oak Brook, Illinois, is married, and has three sons and four grandchildren.

About Harold T. Shapiro

Harold T. Shapiro is a former president of Princeton University and of the University of Michigan. Shapiro, who received his Ph.D. in economics from Princeton in 1964, holds a faculty appointment as a professor in the departments of economics and public affairs at Princeton’s prestigious Woodrow Wilson School of Public and International Affairs. He came to Princeton from the University of Michigan, where he served on the faculty for 24 years and was president from 1980 to 1988.

Shapiro has been a member of the board of directors of DeVry Inc. since 2001 and also served on the boards of The Dow Chemical Company, the Kellogg Cereal Company, Unisys Corporation, The Hastings Center and HCA – The Healthcare Company. Shapiro is also a member of The Conference Board, Inc., and a member of the National Advisory Council of the Human Genome Institute (NIH).

In July 1996, Shapiro was appointed by President Clinton to chair the National Bioethics Advisory Commission, and from 1990 to 1992, he was a member of President Bush's Council of Advisors on Science and Technology. Shapiro continues to write extensively on the subject of Bioethics and science policy, and the evolution of higher education. He has also been the recipient of the American Association for the Advancement of Science Carey Award for Leadership in Science Policy.

Born June 8, 1935, Shapiro is a native of Montreal, where received his bachelor's degree from McGill University in 1956. Shapiro is married and has four daughters. His twin brother, Bernard Shapiro, is the first Ethics Commissioner of Canada and former Principal and Vice-Chancellor of McGill University.

About Frederick A. Krehbiel

Frederick A. Krehbiel is Co-Chairman of Molex Incorporated, a leading manufacturer of electrical/electronic interconnecting products founded by Krehbiel’s grandfather in 1938. Krehbiel has been Co-Chairman of the Board since 1999. From 1988 to 1999 he served as Vice Chairman and Chief Executive Officer and as Chairman from 1993 to 1999. From 1999 to 2001 he served as Co-Chief Executive Officer and as Chief Executive Officer from 2004 to 2005.

Krehbiel graduated with a B.A. degree from Lake Forest College in 1963. He did graduate work at Georgetown University and the University of Leicester in Leicester England before joining Molex in 1965. In 1967, he started the firm's international operations which now have manufacturing and/or sales offices and warehousing operations in 50 countries and account for over 60% of Molex's total corporate sales and profits. Krehbiel served as a Director of WW Grainger Inc. from 2001 to 2005 and was member of audit committee and board affairs and nominating committees. Krehbiel served as a director of Northern Trust Corp. and its subsidiary Northern Trust Company from 1988 to April 2004. He served as a director of Nalco Holding Co. (formerly Nalco Chemical Co.) since 1990. Krehbiel has been a director of DeVry Inc. since 1996 and a director of Tellabs, Inc. since 1985.

About Lisa Pickrum

Lisa Pickrum, age 39, has been the executive vice president and chief operating officer of The RLJ Companies, a diversified holding company with portfolio companies in the financial services, asset management, real estate, hospitality, professional sports, film production, and gaming industries, since 2004. The RLJ Companies, founded by Robert L. Johnson, also founder of Black Entertainment Television, seeks to target undiscovered or under-served markets.

Pickrum has significant experience in structuring and negotiating private equity deals and mergers and acquisitions, and was a key member of the team that led the formation of RLJ Asset Management, a business launched in association with Deutsche Bank Asset Management (DeAM) to form RLJ Select Investments, LLC, a hedge fund of funds joint venture. She played a critical role in the creation of RLJ Equity Partners, LLC, a private equity fund formed in association with The Carlyle Group, a global private equity firm with $82.7 billion under management committed to 60 funds.

Prior to joining The RLJ Companies, Ms. Pickrum was a Principal at Katalyst Venture Partners from 1999 to 2003, conducting deal sourcing, negotiation and execution as well as serving as interim management in several early stage ventures.

From 1998 to 1999, Ms. Pickrum worked as a senior consultant for Accenture in the company’s communications and technology strategic services practice.

Pickrum earned her bachelor's degree from Vassar College and her law degree from Stanford Law School. She earned her master’s degree in finance and entrepreneurial management from the Wharton School of Business at the University of Pennsylvania.

About DeVry Inc.

DeVry Inc. (NYSE:DV) is the parent organization of DeVry University, Advanced Academics, Ross University, Chamberlain College of Nursing and Becker Professional Review. DeVry University, which includes Keller Graduate School of Management, offers associate, bachelor's and master's degree programs in technology, healthcare technology, business and management. Advanced Academics provides online secondary education to school districts throughout the U.S. Ross University offers doctoral degree programs through its schools of Medicine and Veterinary Medicine. Chamberlain College of Nursing offers associate and bachelor's degree programs in nursing. Becker Professional Review, which includes Becker CPA Review and Stalla Review for the CFA Exams, provides professional education and exam review for accounting and finance professionals. For more information, visit http://www.devryinc.com.

Certain statements contained in this release concerning DeVry's future performance, including those statements concerning DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in the Company's most recent Annual Report on Form 10-K for the year ending June 30, 2007 and filed with the Securities and Exchange Commission on August 24, 2007.

CONTACT:
DeVry Inc.
Investor Contact:
Joan Bates
jbates@devry.com
630-574-1949
or
Media Contact:
Michelle Yokoyama
myokoyama@sardverb.com
312-895-4701